EXHIBIT 5(h)


                             JANUS INVESTMENT FUND

                         INVESTMENT ADVISORY AGREEMENT

                            JANUS MONEY MARKET FUND


     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 1997, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds created by the Trust being designated as the Janus Money Market Fund (the "Fund"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of administrative services; and

         WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund as described below.

         NOW, THEREFORE, the parties agree as follows:

         1. Investment Advisory Services. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities and other obligations and related brokerage and dealer relationships as directed by the appropriate officers of the Trust.

     2. Other Services. JCC is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCC shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

               a. to keep JCC continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

               b. to furnish JCC with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

               c. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

               d. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by the Trust. The Trust shall bear all expenses incidental to the operation of the Fund.

     6. Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

     8. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     9. Term. This Agreement shall continue in effect until July 1, 1998, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Trust; provided, however, that if this Agreement or the continuation of this Agreement is not approved by the Fund, JCC may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and regulations thereunder. The annual approvals provided for herein shall be effective to continue this Agreement in effect from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     10. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCC and,
(b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                        JANUS CAPITAL CORPORATION



                                        By: /s/ Steven R. Goodbarn
                                            Steven R. Goodbarn, Vice President


                                        JANUS INVESTMENT FUND



                                        By: /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President

                             JANUS INVESTMENT FUND

                         INVESTMENT ADVISORY AGREEMENT

                       JANUS GOVERNMENT MONEY MARKET FUND


     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 1997, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds created by the Trust being designated as the Janus Government Money Market Fund (the "Fund"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of administrative services; and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund as described below.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities and other obligations and related brokerage and dealer relationships as directed by the appropriate officers of the Trust.

     2. Other Services. JCC is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCC shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          a. to keep JCC continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          b. to furnish JCC with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          c. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

          d. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by the Trust. The Trust shall bear all expenses incidental to the operation of the Fund.

     6. Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

     8. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     9. Term. This Agreement shall continue in effect until July 1, 1998, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Trust; provided, however, that if this Agreement or the continuation of this Agreement is not approved by the Fund, JCC may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and regulations thereunder. The annual approvals provided for herein shall be effective to continue this Agreement in effect from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     10. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCC and,
(b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                        JANUS CAPITAL CORPORATION



                                        By: /s/ Steven R. Goodbarn
                                            Steven R. Goodbarn, Vice President


                                        JANUS INVESTMENT FUND



                                        By: /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President

                             JANUS INVESTMENT FUND

                         INVESTMENT ADVISORY AGREEMENT

                       JANUS TAX-EXEMPT MONEY MARKET FUND


     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day of July, 1997, between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares of the Trust; one of such funds created by the Trust being designated as the Janus Tax-Exempt Money Market Fund (the "Fund"); and

     WHEREAS, the Trust and JCC have entered into a separate agreement for the provision of administrative services; and

     WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund as described below.

     NOW, THEREFORE, the parties agree as follows:

     1. Investment Advisory Services. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's declaration of trust, bylaws, and registration statements under the 1940 Act and the 1933 Act (as they may be supplemented from time to time and as authorized by the Trustees), to policies and directives affecting the Fund adopted by the Trustees, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities and other obligations and related brokerage and dealer relationships as directed by the appropriate officers of the Trust.

     2. Other Services. JCC is hereby authorized, subject to review by the Trustees, to furnish or arrange for such other services as JCC shall from time to time determine to be necessary or useful to perform the services specifically contemplated by this Agreement.

     3. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

          a. to keep JCC continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

          b. to furnish JCC with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

          c. to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its functions under this Agreement; and

          d. to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

     4. Compensation. The Trust shall pay to JCC for its investment advisory services a fee, payable in arrears on the last day of each month during which or part of which this Agreement is in effect, at the rate of 1/365 of 0.20% of the aggregate closing net asset value of the shares of the Fund for each day of such month. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses Borne by the Trust. The Trust shall bear all expenses incidental to the operation of the Fund.

     6. Treatment of Investment Advice. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund.

     7. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Trust acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust's Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

     8. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     9. Term. This Agreement shall continue in effect until July 1, 1998, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of those Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, or by the affirmative vote of a majority of the outstanding voting securities of the Trust; provided, however, that if this Agreement or the continuation of this Agreement is not approved by the Fund, JCC may continue to render to the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and regulations thereunder. The annual approvals provided for herein shall be effective to continue this Agreement in effect from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     10. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (a) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of JCC and,
(b) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     11. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust's Declaration of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     12. Limitation of Liability of JCC. JCC shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 12, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

     13. Activities of JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

     14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                        JANUS CAPITAL CORPORATION



                                        By: /s/ Steven R. Goodbarn
                                            Steven R. Goodbarn, Vice President


                                        JANUS INVESTMENT FUND



                                        By: /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President